UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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INTEGRATED DEVICE TECHNOLOGY, INC.

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INTEGRATED DEVICE TECHNOLOGY, INC.

6024 Silver Creek Valley Road

San Jose, CA 95138

SUPPLEMENT TO THE PROXY STATEMENT FOR

THE SPECIAL MEETING OF STOCKHOLDERS

To Be Held On January 15, 2019

This supplement (this “Supplement”) amends and supplements the disclosures contained in the definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”), filed by Integrated Device Technology, Inc., a Delaware corporation (the “Company”), with the Securities and Exchange Commission (the “SEC”) on December 3, 2018 in connection with a special meeting of the stockholders of the Company to be held at 6024 Silver Creek Valley Road, San Jose, CA 95138, on January 15, 2019, at 10:00 a.m., Pacific time. The purpose of the special meeting is to consider and vote upon, among other things, a proposal to adopt the Agreement and Plan of Merger, dated as of September 10, 2018 (as amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and between Renesas Electronics Corporation, a Japanese corporation (“Parent” or “Renesas”), and the Company. Upon satisfaction or waiver of the conditions to the closing set forth in the Merger Agreement, Chapter Two Company (“Merger Sub”), which was formed following the date of the Merger Agreement as a Delaware corporation and a direct wholly-owned subsidiary of Parent, will, at the closing, merge with and into the Company (the “Merger”), and the Company will become a direct wholly-owned subsidiary of Parent. The Definitive Proxy Statement was first mailed to the stockholders of the Company on December 12, 2018.

The information contained in this Supplement speaks only as of January 4, 2019, unless the information specifically indicates that another date applies.

The Board of Directors of the Company (the “Board”) continues to unanimously recommend that you vote (1) “FOR” the adoption of the Merger Agreement; (2) “FOR” the adjournment of the Special Meeting in order to solicit additional votes to approve the adoption of the Merger Agreement, if necessary or appropriate; and (3) “FOR” the non-binding, advisory vote on the “golden parachute compensation” payable to the Company’s named executive officers in connection with the Merger.

If you have not already submitted a proxy for use at the special meeting, you are urged to do so promptly. No action in connection with this supplement is required by any stockholder who has previously delivered a proxy and who does not wish to revoke or change that proxy.

The date of this Supplement to the Definitive Proxy Statement is January 4, 2019.

SUPPLEMENTAL DISCLOSURES

The Company believes that no further disclosure is required to supplement the Definitive Proxy Statement under applicable laws; however, to avoid the risk that the litigations described in the Definitive Proxy Statement under the section entitled “The Merger—Litigation Related to the Merger” may delay or otherwise adversely affect the consummation of the Merger and to minimize the expense of defending such actions, the Company wishes to voluntarily make supplemental disclosures related to the Merger, all of which are set forth below, in response to certain of the allegations raised in the complaints described in the Definitive Proxy Statement. This supplemental information should be read in conjunction with the Definitive Proxy Statement, which you are urged to read in its entirety. Nothing in this Supplement shall be deemed an admission of the legal necessity or materiality of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the complaints described above that any additional disclosure was or is required. The information contained in this Supplement is incorporated by reference into the Definitive Proxy Statement. To the extent that information in this Supplement differs from or updates information contained in the Definitive Proxy Statement, the information in this Supplement shall supersede or supplement the information in the Definitive Proxy Statement. Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Definitive Proxy Statement. Unless stated otherwise, new text is bolded and italicized to highlight the supplemental information being provided to you.

(1) Supplement to “The Merger—Background of the Merger”

Reference is made to the section of the proxy statement entitled “Background of the Merger” beginning on page 35 of the proxy statement.

On page 39 of the proxy statement, the sentence which begins “Following discussion, the Board directed management” is amended as follows:

Following discussion, the Board directed management to inform Renesas that the Board did not believe that Renesas’s non-binding indication of interest was a sufficient price for an acquisition of the Company, but to begin exploratory discussions with Renesas in order to determine if Renesas would increase its offer price, and further instructed Company management and J.P. Morgan to continue discussions with Party B to determine if Party B would further improve its business combination proposal, and authorized and directed J.P. Morgan to contact three additional potential strategic acquirers (not including Party A, because Party A had recently been acquired by another Company and the Board determined that Party A was unlikely to be interested in an acquisition of the Company at that time, Party B or Renesas) (herein referred to as “Party C”, “Party D” and “Party E”), selected by the Board following discussions with Company Management and in consultation with J.P. Morgan on the basis of (1) the perceived probability of interest in engaging in discussions regarding a strategic transaction with the Company, (2) the perceived probability of interest in acquiring the Company, (3) the perceived financial capacity to engage in a strategic transaction with the Company at or above the Renesas non-binding indication of interest offer price, which the Board also determined was at a higher price and on better terms than the “best and final offer” received from Party B, (4) the perceived anti-trust and foreign investment risks associated with engaging in a strategic transaction with such parties, and (5) the perceived ability to execute the transaction.

(2) Supplement to “The Merger—Management Projections”

Reference is made to the section of the proxy statement entitled “Management Projections” beginning on page 47 of the proxy statement.

On page 51 of the proxy statement, the following is added as a new paragraph below the “Renesas Supplemental Management Projections” table on page 51:

The model used to calculate the “Party B Supplemental Management Projections” created for the June 6, 2018 meeting with Party B and the “Renesas Supplemental Management Projections” created for the July 10, 2018 meeting with Renesas, updates over time to incorporate additional historical data as it becomes available. Accordingly, the difference between those two sets of projections was driven by the availability of additional historical data due to the passage of time that did not exist prior to the June 6, 2018 meeting but did exist prior to the July 10, 2018 meeting, and as such was incorporated into the “Renesas Supplemental Management Projections”.

On page 51 of the proxy statement, the sentence is inserted immediately after the sentence reading, “In addition, the Long-Term Management Projections are extrapolated through 2028 based on certain assumptions relating to the Company’s growth over time and its impact on expense and operating margin and assuming a constant tax rate.”:

Market assumptions were built into the extrapolation in order to trend toward average industry growth rates over time.

On pages 52 and 53 of the proxy statement, the “Free Cash Flow” line items in the “Projected Non-GAAP and Management Extrapolation” tables are relabeled as follows:

Unlevered Free Cash Flow.

(3) Supplement to “The Merger—Fairness Opinion of J.P. Morgan Securities LLC”

Reference is made to the section of the proxy statement entitled “Fairness Opinion of J.P. Morgan Securities LLC” beginning on page 54 of the proxy statement.

On page 57 of the proxy statement, the sentence which begins “Based on the results of this analysis” is amended as follows:

Based on the results of this analysis, and other factors that J.P. Morgan considered appropriate based on its experience and professional judgment, J.P. Morgan selected multiple reference ranges for CY 2019E P/E of 16.0x – 19.0x with respect to the Base Case Long-Term Management Projections and of 17.0x – 21.0x with respect to the Strategic Case Long-Term Management Projections. These multiple ranges were then applied to the Company’s estimated earnings per share for calendar year 2019 of $2.01 for the Base Case Long-Term Management Projections and $2.19 for the Strategic Case Long-Term Management Projections, which indicated the following implied equity value per share ranges for the Company’s Common Stock, rounded to the nearest $0.25.

On page 58 of the proxy statement, the sentence beginning with “The unlevered free cash flows and the range of terminal values” is amended as follows:

The unlevered free cash flows and the range of terminal values with respect to each of the Base Case Long-Term Management Projections and the Strategic Case Long-Term Management Projections were then discounted to present values using a range of discount rates from 9.0% to 11.0%, which range was chosen by J.P. Morgan based upon an analysis of the weighted average cost of capital of the Company, taking into account macro-economic assumptions, estimates of risk, the Company’s capital structure and other factors J.P. Morgan deemed appropriate.

On page 59 of the proxy statement, the table under “Transaction Multiples Analysis” is supplemented as follows to add the total value of each transaction and the below footnote:

Month/Year Announced	Acquiror	Target	Transaction Value ($bn)[1]	FV/NTM EBITDA	NTM P/E
March 2018	Microchip Technology Incorporated	Microsemi Corporation	$10.2	14.1x	15.6x
November 2017	Marvell Technology Group Ltd.	Cavium, Inc.	$6.7	18.2x	24.9x
November 2016	Broadcom, Ltd.	Brocade Communications Systems, Inc.	$6.1	9.5x	13.1x
September 2016	Renesas Electronics Corporation	Intersil Corporation	$3.0	20.2x	29.6x
July 2016	Analog Devices, Inc.	Linear Technology Corporation	$13.3	16.2x	24.8x
June 2016	Cavium, Inc.	QLogic Corporation	$1.0	8.2x	14.5x
January 2016	Microchip Technology Incorporated	Atmel Corporation	$3.4	16.3x	22.2x

Month/Year Announced	Acquiror	Target	Transaction Value ($bn)[1]	FV/NTM EBITDA	NTM P/E
November 2015	ON Semiconductor Corporation	Fairchild Semiconductor International, Inc.	$2.3	9.6x	19.3x
November 2015	Microsemi Corporation	PMC-Sierra, Inc.	$2.3	15.9x	19.5x
October 2015	Western Digital Corporation	SanDisk Corporation	$17.3	10.6x	25.5x
June 2015	Intel Corporation	Altera Corporation	$13.7	23.2x	34.3x
May 2015	Avago Technologies Limited	Broadcom Corporation	$31.3	12.2x	15.7x
March 2015	NXP Semiconductors N.V.	Freescale Semiconductor, Ltd.	$16.7	13.3x	16.5x
December 2014	Cypress Semiconductor Corporation	Spansion, Inc.	$1.8	9.8x	17.6x
October 2014	Qualcomm Incorporated	CSR plc	$2.2	16.6x	25.9x
August 2014	Infineon Technologies AG	International Rectifier Corporation	$2.4	9.4x	23.8x
June 2014	Analog Devices, Inc.	Hittite Microwave Corporation	$2.0	13.8x	28.3x
February 2014	RF Micro Devices, Inc.	TriQuint Semiconductor, Inc.	$1.6	8.8x	19.5x

[1]	For reference only and not as a component of J.P. Morgan’s Transaction Multiples Analysis.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Throughout this document pertaining to the Merger between the Company and Parent, the Company makes forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. You should not place undue reliance on these statements. These statements relate to future events that are based on current expectations, estimates, beliefs, assumptions, and projections of the Company’s senior management about future events with respect to the Company’s business and its industry in general. These statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. All statements other than statements of historical fact or relating to present facts or current conditions included in this communication are forward-looking statements. Such forward-looking statements include, among others, IDT’s current expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. Forward-looking statements can usually be identified by the use of terminology such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “goals,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” and variations of such words (or negatives of these words) and similar expressions of a future or forward-looking nature. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.

Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its businesses or operations. Factors which could cause the Company’s actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: (i) the risk that the Transactions may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s Common Stock; (ii) the failure to satisfy any of the conditions to the consummation of the Transactions, including the adoption of the Merger

Agreement by the stockholders of the Company and the receipt of certain governmental and regulatory approvals; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (iv) the effect of the announcement or pendency of the Transactions on the Company’s business relationships, operating results and business generally; (v) risks that the Transactions disrupt current plans and operations and the potential difficulties in employee retention as a result of the Transactions; (vi) risks related to diverting management’s attention from the Company’s ongoing business operations; (vii) the outcome of any legal proceedings that may be instituted against us related to the Merger Agreement or the Transactions; (viii) the Company’s and Parent’s ability to successfully integrate their operations, product lines, technology and employees and realize synergies and other benefits from the Merger transaction; (ix) unexpected costs, charges or expenses resulting from the Transactions; and (x) other risks described in the Company’s filings with the SEC, such as its Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Current Reports on Form 8-K filed (which you may obtain for free at the SEC’s website at http://www.sec.gov or on the Company’s website at http://ir.idt.com).

Any forward-looking statement made in this communication speaks only as of the date on which it is made. The Company can give no assurance that the conditions to the Merger will be satisfied. You should not put undue reliance on any forward-looking statements. The Company undertakes no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as may be required by law. If the Company does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed Transactions, on December 3, 2018, the Company filed with the SEC and, on December 12, 2018, the Company mailed (or otherwise provided) to each stockholder entitled to vote at the special meeting relating to the proposed transaction a definitive proxy statement on Schedule 14A and a form of proxy. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO CAREFULLY READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) IN THEIR ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and any other materials or documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website (http://www.sec.gov) or through the investor relations section of the Company’s website (http://ir.idt.com).

By the Order of the Board,

/s/ Gregory L. Waters

Gregory L. Waters

President, Chief Executive Officer and Director

San Jose, California